Exhibit 10.8


                                                                  EXECUTION COPY


                               CUSTODIAL AGREEMENT


                         Dated as of September 13, 2002


                                      among


                             MERRILL LYNCH BANK USA,
                                   as Lender,


                          TAXI MEDALLION LOAN TRUST I,
                                  as Borrower,


                            MEDALLION FUNDING CORP.,
                                  as Servicer,


                                       and


                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                                  as Custodian



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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


Section 1.   Definitions.......................................................1

Section 2.   Delivery of Custodian's Medallion Loan Files......................5

Section 3.   Medallion Loan Schedule and Exception Report; Trust Receipt.......6

Section 4.   Borrower Remains Liable...........................................7

Section 5.   Servicer Remains Liable...........................................7

Section 6.   Obligations of the Custodian......................................7

Section 7.   Release of Custodian's Medallion Loan File........................8

Section 8.   Fees and Expenses of the Custodian................................9

Section 9.   Examination of Custodian's Medallion Loan Files...................9

Section 10.  Insurance of the Custodian........................................9

Section 11.  Periodic Statements...............................................9

Section 12.  Copies of Medallion Loan Documents...............................10

Section 13.  Resignation by and Removal of the Custodian; Successor Custodian.10

Section 14.  Indemnity........................................................10

Section 15.  Limitation of Liability..........................................11

Section 16.  Term of Agreement................................................12

Section 17.  Authorized Representatives.......................................12

Section 18.  Notices..........................................................12

Section 19.  Governing Law....................................................14

Section 20.  Assignment.......................................................14

Section 21.  Counterparts.....................................................14

Section 22.  Headings.........................................................14


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Section 23.  Use of Words.....................................................14

Section 24.  Transmission of Custodian's Medallion Loan Files.................14

Section 25.  No Adverse Interest of Custodian.................................14

Section 26.  SUBMISSION TO JURISDICTION; WAIVERS..............................15

Section 27.  WAIVER OF JURY TRIAL.............................................15


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                               CUSTODIAL AGREEMENT

     THIS CUSTODIAL AGREEMENT is made as of as of September 13, 2002 (as amended or otherwise modified from time to time, this "Agreement") among MERRILL LYNCH BANK USA, having an address at 15 W. South Temple, Suite 300, Salt Lake City, Utah 84101 (the "Lender"), TAXI MEDALLION LOAN TRUST I, having an address at 437 Madison Avenue, New York, New York 10022 (the "Borrower"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, having an address at Sixth and Marquette Avenue, MAC N9311-161, Minneapolis, Minnesota 55479, as custodian (in such capacity, the "Custodian"), and MEDALLION FUNDING CORP., having an address at 437 Madison Avenue, New York, New York 10022, as servicer (in such capacity, the "Servicer").

                                   BACKGROUND

     A. The Borrower is the owner of certain Medallion Loans and may acquire additional Medallion Loans in the future; and

     B. The Lender has agreed to provide financing for the Medallion Loans from time to time pursuant to the Loan and Security Agreement; and

     C. The Borrower shall grant to the Lender a first priority security interest in the Medallion Loans and any other Medallion Collateral and in the documents listed in Section 2 for the purposes of securing the due and punctual payment of all amounts due from the Borrower to the Lender according to the terms and provisions of the Loan and Security Agreement and the Note given pursuant thereto; and


     D. The Borrower intends to deliver to the Custodian certain documents specified in this Agreement, and the Lender desires the Custodian take possession of such documents as the custodian for, and bailee of, the Lender in accordance with the terms and conditions of this Agreement in order to perfect the Lender's security interest in the Collateral; and

     The parties, intending to be legally bound, in consideration of the mutual agreements herein contained and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby agree as follows:

     Section 1. Definitions. In addition to the terms defined elsewhere in this Agreement or in the Loan and Security Agreement, the following terms shall have the following meanings when used in this Agreement:

     "Affected Medallion Loan" means a Medallion Loan as to which a Specified Event has occurred or that is to released pursuant to Section 2.08(b) of the Loan and Security Agreement or Section 8.02(b) or (c) of the Purchase Agreement.

     "Affected Medallion Loan File" shall have the meaning set forth in Section
7.



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     "Agreement" shall have the meaning set forth in the preamble.

     "Approval Letter" means a letter from a Taxi Commission confirming and approving the owner of a Medallion issued by such Taxi Commission.

     "Authorized Representative" shall have the meaning set forth in Section 17 hereof.

     "Bailment Letters" means each of (i) a letter, in the form of Exhibit 8-A hereto, pursuant to which the Funding Date Documentation will be delivered to the Custodian as bailee for Fleet National Bank, as Agent under that certain Second Amended and Restated Loan Agreement dated as of September 22, 2000 by and among Medallion Financial Corp., Medallion Business Credit, LLC the Lenders party thereto and Fleet National Bank, as amended, until such time as the Lien of the Loan and Security Agreement attaches to the Funding Date Documentation, whereupon the Funding Date Documentation will be held by the Custodian as bailee for the Lender pursuant to this Custodial Agreement and (ii) a letter, in the form of Exhibit 8-B hereto, pursuant to which the Funding Date Documentation will be delivered to the Custodian as bailee for Medallion Funding Corp.

     "Custodial Fee" shall have the meaning set forth in Section 8 hereof.

     "Custodial Identification Certificate" means the certificate executed by the Borrower in connection with the pledge of Eligible Medallion Loans to the Lender to be held by the Custodian pursuant to this Custodial Agreement, a form of which is attached as Exhibit 5 hereto.

     "Custodian's Delivery Address": means Wells Fargo Bank Minnesota, National Association, ABS Custody Vault, N9328-011, 751 Kasota Avenue, Minneapolis, Minnesota 55414.

     "Custodian's Medallion Loan Files" means, with respect to a Medallion Loan, all documents delivered to the Custodian pursuant to Section 2.

     "Custodial Delivery Failure" shall have then meaning set forth in Section 14 hereof.

     "Deficiency" means a failure of a document to correspond to the information on the Medallion Loan Schedule or the absence of a Required Document from a Custodian's Medallion Loan File pursuant to Section 2.

     "Exception" means, with respect to any Medallion Loan, any of the following: (i) the variances from the requirements of Section 2 hereof with respect to the Custodian's Medallion Loan Files (giving effect to the Borrower's right to deliver certified copies in lieu of original documents in certain circumstances), (ii) a Medallion Loan that has been released to the Borrower or the Servicer pursuant to Section 7(a) hereof in excess of 10 calendar days, and
(iii) any Medallion Loan with respect to which the Custodian receives written notice or has actual knowledge of a Lien or security interest, other than a security interest created under the Loan


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Agreement or Permitted Participation Interests, in favor of a Person other than the Lender with respect to such Medallion Loan.

     "Funding Date Documentation" means, with respect to any Medallion Loan, the following documents:

          (i) The original Medallion Note bearing all intervening endorsements, endorsed "Pay to the order of _________ without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized Person (in the event that the Medallion Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Medallion Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form:
     "[Last Endorsee], formerly known as [previous name]");

          (ii) The original of the guarantee executed in connection with the Medallion Note (if any);

          (iii) an executed Medallion Security Agreement; (iv) The originals of all intervening assignments of the Medallion Security Agreement, showing an unbroken chain of title from the originator thereof to the Last Endorsee or copies thereof together with an Officer's Certificate of the Borrower certifying that such represent true and correct copies of the originals;

          (v) UCC-1 financing statements with evidence of filing thereof, referencing the Medallion number financed, with recording information thereon from the appropriate governmental recording offices if necessary to perfect the security interest of the Medallion Loan under the Uniform Commercial Code in the jurisdiction applicable to perfect a security interest against the Obligor (or an unfiled copy thereof, together with an Officer's Certificate of the Borrower certifying that such represents a true and correct copy of the original and that such original has been submitted for filing in the appropriate UCC filing office of the jurisdiction applicable to perfect a security interest against the Obligor), accompanied by UCC amendment financing statements for recordation of the change in the secured party thereunder;

          (vi) All UCC-3 financing statements with evidence of filing thereof, amending the UCC-1 financing statements described in paragraph (vi) above, referencing the Medallion number financed, with recording information thereon from the appropriate governmental recording offices (or an unfiled copy thereof, together with an Officer's Certificate of the Borrower certifying that such represents a true and correct copy of the original and that such original has been submitted for filing in the appropriate UCC filing office of the jurisdiction applicable to perfect a security interest against the Obligor), if applicable;

          (vii) an executed Affidavit of Judgment by Confession, if available;


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          (viii) an Approval Letter from the respective Taxi Commission referencing the specific Medallion Loan, if available; and

          (ix) an original power of attorney, if applicable.

     "Loan and Security Agreement" means, with respect to any Medallion Loans, the Loan and Security Agreement (as the same may be amended or supplemented from time to time) between the Lender and the Borrower pursuant to which the Lender agrees to provide funding to the Borrower to finance the purchase of Medallion Loans. The Lender agrees to furnish to the Custodian a copy of any agreement which is intended to serve as the "Loan and Security Agreement" for purposes of this Agreement, including any supplements or amendments thereto.

     "Medallion Loan Schedule" means the schedule of Eligible Medallion Loans to be delivered to the Custodian in connection with a Funding Date pursuant to
Section 2, attached to a Custodial Identification Certificate, in hard copy and in electronic format acceptable to the Custodian, setting forth a detailed listing, as to each Eligible Medallion Loan, the applicable information specified on Exhibit 1 to this Custodial Agreement.

     "Medallion Loan Schedule and Exception Report" means a list of Eligible Medallion Loans relating to the Trust Receipt delivered by the Custodian to the Lender on each Business Day, reflecting the Medallion Loans held by the Custodian for the benefit of the Lender, indicating any Exceptions with respect to each Medallion Loan listed thereon. Each Medallion Loan Schedule and Exception Report shall set forth (a) the Medallion Loans being pledged to the Lender on any applicable Funding Date as well as the Medallion Loans previously pledged to the Lender and held by the Custodian hereunder, (b) any Medallion Loan that has been released to the Borrower pursuant to Section 7 hereof and the date such Medallion Loan was released, (c) all Exceptions with respect thereto, with any updates thereto from the time last delivered, and (d) the account number, the Obligor name, the original principal balance and interest rate of each Medallion Loan pledged to the Lender on any applicable Funding Date based on the Custodian's physical review of the Funding Date Documentation.

     "Note" means the secured note executed by the Borrower in favor of the Lender in connection with the Loan and Security Agreement (as the same may be amended or supplemented from time to time).

     "Officer's Certificate" means a certificate signed by an Authorized Representative of the Person delivering such certificate and delivered as required by this Custodial Agreement.

     "Request for Release and Receipt of Document" means a written request from the Servicer for the release by the Custodian of Medallion Loan Documents, substantially in the form of Exhibit 3.

     "Required Documents" means, with respect to a Medallion Loan, each instrument, agreement, document, certificate or other writing, now or hereafter executed or delivered in respect of such Medallion Loan which is required to be included in the Custodian's Medallion Loan File pursuant to Section 2.


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     "Servicing Agreement" shall mean the Servicing Agreement, dated as of the date hereof, between the Borrower, the Lender and the Servicer for the servicing of Medallion Loans, as the same may be amended, modified or supplemented from time to time with the prior written consent of the Lender.

     "Specified Event" means, with respect to any Medallion Loan, the occurrence of any of the following:

          (i) the repayment in full of all obligations of the Obligor under such Medallion Loan;

          (ii) the foreclosure upon such Medallion Loan or the sale of the Medallion or other related Medallion Collateral in connection with a foreclosure upon such Medallion Loan; or

          (iii) the collection of insurance proceeds in respect of the related Medallion or other Medallion Collateral.

     "Trust Receipt" means the Trust Receipt in the form annexed hereto as
Exhibit 6 relating to the Medallion Loan and Medallion Loan Schedule and Exception Reports delivered from time to time pursuant to this Agreement.

     Section 2. Delivery of Custodian's Medallion Loan Files. (a) The Borrower hereby certifies that it shall deliver (or cause to be delivered) to the Custodian's Delivery Address and release to the Custodian as custodian for, and bailee of, the Lender, subject to the terms of the Bailment Letters in the case of Section 2(b), the documents described in this Section 2.

     (b) No later than 3:00 P.M. New York time, five (5) Business Days prior to the initial Funding Date under the Loan and Security Agreement, the Borrower shall deliver (or cause to be delivered) to the Custodian (i) the Medallion Loan Schedule for the initial Advance under the Loan and Security Agreement, and (ii) pursuant to the Bailment Letters, the Funding Date Documentation for such Medallion Loan. Any Required Documents delivered to the Custodian later than 3:00 P.M., New York time, shall be deemed to have been delivered on the next Business Day.

     (c) Except for the initial Funding Date, no later than 3:00 P.M. New York time, three (3) Business Days prior to any Funding Date for a Medallion Loan, the Borrower shall deliver (or cause to be delivered) to the Custodian (i) the Medallion Loan Schedule for such Medallion Loan, and (ii) the Funding Date Documentation for such Medallion Loan. Any Required Documents delivered to the Custodian later than 3:00 P.M., New York time, shall be deemed to have been delivered on the next Business Day.

     (d) From time to time, the Borrower shall forward to the Custodian for inclusion in the appropriate Custodian's Medallion Loan File (i) any additional original Required Documents evidencing any assumption, consolidation, extension, modification or waiver of a Medallion Loan approved by the Borrower and any original documents returned from the applicable recording or filing offices. Subject to the inclusion of these documents within the


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Custodial Identification Certificate and the Medallion Loan Schedule delivered by the Borrower, the Custodian shall hold such additional documents.

     Section 3. Medallion Loan Schedule and Exception Report; Trust Receipt. (a) If the Custodian has received (in computer readable form) a Custodial Identification Certificate and has received the Funding Date Documentation for a Medallion Loan identified on the Medallion Loan Schedule attached thereto by the time set forth in Section 2 above, then the Custodian will deliver to the Lender, via facsimile and by modem, no later than 5:00 p.m., New York City time, one Business Day prior to such Funding Date, a Medallion Loan Schedule and Exception Report for each Medallion Loan pledged hereunder on such date, with Exceptions identified by the Custodian as current as of the date and time of delivery of such Medallion Loan Schedule and Exception Report.

     (b) Notwithstanding and in addition to the foregoing, on each Business Day, the Custodian shall deliver to the Borrower and the Lender, via electronic transmission acceptable to the Lender (or via facsimile in the event of a delivery failure via such electronic transmission), a superseding Medallion Loan Schedule and Exception Report, no later than 5:00 p.m., New York City time, which shall supersede and replace any and all previously delivered Medallion Loan Schedule and Exception Reports and which shall reflect the Exceptions identified by the Custodian as of the time immediately prior to the time of delivery of the report on the date of such report. In addition, on each Business Day, the Custodian shall deliver to the Borrower and the Lender, via electronic transmission acceptable to the Lender (or via facsimile in the event of a delivery failure via such electronic transmission), a cumulative Medallion Loan Schedule and Exception Report, at the end of each Business Day, but in any event no later than 5:00 p.m., New York City time, which shall supersede and replace any and all previously delivered Medallion Loan Schedule and Exception Reports and which shall reflect the Exceptions identified by the Custodian as of the time immediately prior to the time of delivery of the report on such Business Day.

     (c) Each Medallion Loan Schedule and Exception Report shall list all Exceptions. Each Medallion Loan Schedule and Exception Report shall be superseded by a subsequently issued Medallion Loan Schedule and Exception Report. The delivery of each Medallion Loan Schedule and Exception Report to the Lender shall be the Custodian's representation that, other than the Exceptions listed as part of the Exception Report: (i) all documents required to be delivered in respect of such Medallion Loan pursuant to Section 2 of this Custodial Agreement have been delivered and are in the possession of the Custodian as part of the Custodian's Medallion Loan File for such Medallion Loan, (ii) all such documents have been reviewed by the Custodian and appear on their face to be regular and to relate to such Medallion Loan and to satisfy the requirements set forth in Section 2 of this Custodial Agreement, and (iii) each Medallion Loan identified on such Medallion Loan Schedule and Exception Report is being held by the Custodian as the bailee for the Lender and/or its designees pursuant to this Custodial Agreement.

     (d) In connection with a Medallion Loan Schedule and Exception Report delivered hereunder by the Custodian, the Custodian shall make no representations as to and shall not be responsible to verify (A) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Custodian's


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Medallion Loan File or (B) the collectability, insurability, effectiveness or suitability of any such Medallion Loan or (C) whether such Medallion Loan is an "Eligible Medallion Loan" pursuant to the Loan Agreement. The Borrower and the Lender hereby give the Custodian notice that from and after the Funding Date, the Lender shall have a security interest in each Medallion Loan identified on a Medallion Loan Schedule and Exception Report until such time that the Custodian receives written notice from the Lender that the Lender no longer has a security interest in such Medallion Loan.

     (e) In addition to the foregoing, the Custodian shall deliver to the Lender, no later than 5:00 p.m., New York City time, one Business Day prior to the initial Funding Date, the Trust Receipt. All Medallion Loan Schedule and Exception Reports delivered by the Custodian hereunder shall be deemed to be covered by the Trust Receipt.

     Section 4. Borrower Remains Liable. Notwithstanding any term or provision of this Agreement, (a) the Borrower shall remain liable under each other Loan Document to which it is a party to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed and (b) the exercise by the Custodian or the Lender of their respective rights under this Agreement shall not release the Borrower from any of its duties in respect of the Collateral under any other Loan Document to which the Borrower is a party.

     Section 5. Servicer Remains Liable. Notwithstanding any term or provision of this Agreement, (a) the Servicer shall remain liable under each other Loan Document to which it is a party to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed and (b) the exercise by the Custodian or the Lender of their respective rights under this Agreement shall not release the Servicer from any of its duties in respect of the Collateral under any other Loan Document to which the Servicer is a party.

     Section 6. Obligations of the Custodian. (a) The Custodian shall use reasonable care and due diligence in the performance of its duties hereunder. The Custodian shall maintain continuous custody of all items constituting the Custodian's Medallion Loan Files in secure fire-resistant facilities in accordance with customary standards for such custody. The Custodian's Medallion Loan Files pledged to the Lender shall be segregated from all other files held by the Custodian. The Custodian makes no representations as to and shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any document in each Custodian's Medallion Loan File or of any of the Medallion Loans or (ii) the collectibility, insurability, effectiveness or suitability of any Medallion Loan.

     (b) With respect to the documents constituting each Custodian's Medallion Loan File relating to a Medallion Loan listed on the related Medallion Loan Schedule and Exception Report, the Custodian shall (i) act exclusively as the bailee of, and custodian for, the Lender, (ii) hold all documents constituting such Custodian's Medallion Loan File received by it for the exclusive use and benefit of the Lender, and (iii) make disposition thereof only in accordance with the terms of this Custodial Agreement or with written instructions furnished by the Lender; provided, however, that in the event of a conflict between the terms of this Custodial Agreement and the written instructions of the Lender, the Lender's written instructions shall control.


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     (c) The Lender, upon the release of any or all of the Medallion Loans from the lien of the Loan and Security Agreement or termination of the Loan and Security Agreement as to any or all of the Medallion Loans, shall notify the Custodian in writing in the form of Exhibit 2 with respect to such release, and the Custodian shall then deliver the Custodian's Medallion Loan Files relating to the Medallion Loans to the Borrower or the Borrower's designee.

     (d) In the event that (i) the Lender, the Borrower or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Custodian's Medallion Loan File or a document included within a Custodian's Medallion Loan File or (ii) a third party shall institute any court proceeding by which any Custodian's Medallion Loan File or a document included within a Custodian's Medallion Loan File shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party or parties receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall continue to hold and maintain all the Custodian's Medallion Loan Files that are the subject of such proceedings pending a final order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of such Custodian's Medallion Loan File or a document included within such Custodian's Medallion Loan File as directed by such determination or, if no such determination is made, in accordance with the provisions of this Agreement. Expenses of the Custodian incurred as a result of such proceedings shall be borne by the Borrower.

     (e) The Custodian hereby represents and warrants to each other that this Agreement has been duly authorized, executed and delivered by the Custodian and constitutes the legal, valid and binding obligation of the Custodian enforceable in accordance with its terms.

     Section 7. Release of Custodian's Medallion Loan File. (a) The Custodian is hereby authorized, upon the request of the Servicer and the satisfaction of the applicable conditions set forth in clause (b) below, to release to the Servicer, the Custodian's Medallion Loan File or other Medallion Loan Documents for an Affected Medallion Loan identified in such request (the "Affected Medallion Loan File"). Each such release by the Custodian shall be made by the close of business on the second Business Day following such request and the satisfaction of the conditions set forth in clause (b) below. All documents so released to the Servicer shall be held by the Servicer in trust for the benefit of the Lender in accordance with the Loan and Security Agreement. The Servicer shall return to the Custodian each document previously requested from the Custodian's Medallion Loan File when the Servicer's need therefor in connection with the Specified Event no longer exists, unless the Medallion Loan shall have been liquidated or such Medallion Loan (and the related Advances) shall have been paid in full in accordance with the Loan Documents, in which case, upon receipt of a certification to this effect from the Servicer to the Custodian, with acknowledgment thereon by the Lender, the Servicer's prior receipt shall be returned by the Custodian to the Servicer.

     (b) The Custodian shall not release to the Servicer any Affected Medallion Loan File unless each of the following conditions to such release have been satisfied:


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          (i) the Custodian shall have received a Request for Release and
     Receipt of Documents from the Servicer,

          (ii) a Responsible Officer of the Servicer shall have certified in such Request for Release and Receipt of Documents that (x) after giving effect to the release of such Affected Medallion Loan File (A) no Borrowing Base Deficiency shall exist, as determined in accordance with Section 2.07(b) of the Loan and Security Agreement, (B) no Default has occurred or is continuing, and (y) the Medallion Loan to which such Affected Medallion Loan File relates satisfies the requirements of the definition of "Affected Medallion Loan" and

          (iii) with respect to any Affected Medallion Loan as to which an event described in clause (i) or (ii) of the definition of "Specified Event" has occurred, a Responsible Officer of the Servicer shall have certified in such Request for Release and Receipt of Documents that the full amount owing by the Borrower under the Loan Documents with respect to such Affected Medallion Loan has been deposited into the Collection Account;

provided that any of the conditions specified in this Section may be waived in a written notice from the Lender to the Custodian.

     Section 8. Fees and Expenses of the Custodian. The Custodian shall charge such fees for its services (the "Custodial Fee") under this Custodial Agreement as are set forth on the Custodial Fee Schedule set forth on Exhibit 7 hereto , the payment of which fees, together with the Custodian's expenses in connection herewith, shall be solely the obligation of the Borrower and shall be paid in accordance with Section 4.01(c) of the Servicing Agreement. In the event that the Custodian resigns or is removed from its capacity as Custodian, the Borrower shall be responsible for paying the fees of any successor Custodian.

     Section 9. Examination of Custodian's Medallion Loan Files. Upon at least one day's written notice to the Custodian (provided, that upon and during the occurrence of an Event of Default under the Loan Documents, no such notice requirement shall apply; provided, that pursuant to this Section, Lender shall give notice to the Custodian if an Event of Default has occurred), the Lender and its authorized representatives will be permitted during normal business hours to examine the Custodian's Medallion Loan Files, documents, records and other papers in the possession, or under the control, of the Custodian relating to any or all of the Medallion Loans. At the expense of the Borrower, the Lender may hire third party contractors to review the Medallion Loan Files.

     Section 10. Insurance of the Custodian. The Custodian shall, at its own expense, maintain at all times during the term of this Agreement and keep in full force and effect insurance as is customary for similar insurance typically maintained by banks that act as custodian in similar transactions.

     Section 11. Periodic Statements. Within three (3) Business Days after the written request of the Lender, the Custodian shall provide to the Lender and the Borrower, in a


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manner acceptable to the Custodian and the Lender a list of all the Medallion
Loans for which the Custodian holds a Custodian's Medallion Loan File pursuant to this Agreement.

     Section 12. Copies of Medallion Loan Documents. Within two (2) Business Days after the written request of, and at the expense of, the Lender, the Custodian shall provide the Lender with copies of the Medallion Loan Documents then in the Custodian's possession. In addition, the Custodian shall provide to the Lender and the Borrower such information, as each may from time to time reasonably request, concerning the Medallion Loan Documents which are in the possession of the Custodian.

     Section 13. Resignation by and Removal of the Custodian; Successor Custodian. (a) The Custodian may at any time resign and terminate its obligations under this Agreement upon at least 30 days' prior written notice to the Borrower, the Servicer and the Lender. Promptly after receipt of notice of the Custodian's resignation, the Lender shall appoint, by written instrument, a successor custodian. If the Lender fail to appoint a successor custodian within 30 days pursuant to the terms hereof, the Custodian may petition a court of competent jurisdiction to appoint a successor custodian. One original counterpart of such instrument of appointment shall be delivered to the Lender, the Borrower, the Custodian and the successor custodian.

     (b) The Lender may, with or without cause, upon at least thirty (30) days prior written notice to the Custodian, remove and discharge the Custodian (or any successor custodian thereafter appointed) from the performance of its obligations under this Agreement. A copy of such notice shall be delivered to the Borrower and the Servicer. Promptly after the giving of notice of removal of the Custodian, the Lender shall appoint, by written instrument, a successor custodian. One original counterpart of such instrument of appointment shall be delivered to each of the Borrower, and to each of the Custodian and the successor custodian.

     (c) No resignation or removal of the Custodian and no appointment of a successor custodian under this Section 14 shall become effective until the acceptance of a successor custodian hereunder.

     (d) In the event of the appointment of a successor Custodian, the Custodian shall, upon the surrender of any outstanding Trust Receipts, at the expense of the Borrower promptly transfer to the successor custodian, as directed in writing by the Lender, all of the Medallion Loan Documents being administered pursuant to this Agreement and, to the extent (if any) and in the manner directed by the Lender, the Custodian shall complete the endorsements on the Medallion Loans at the expense of the Borrower. Upon such transfer of such Medallion Loan Documents to such successor Custodian, such successor Custodian shall hold such Medallion Loan Documents as bailee (as that term is used in Section 9-313 of the Uniform Commercial Code) of the Lender.

     Section 14. Indemnity.

     In the event that the Custodian fails to produce any document that was in its possession pursuant to Section 2 within two (2) Business Days after required or requested by the Lender or, pursuant to Sections 6(c) or 7, the Servicer (a "Custodial Delivery Failure"), and provided, that (i) Custodian previously delivered to the Lender a Medallion Loan Schedule and Exception Report which did not list such document as an Exception on the related Funding Date; (ii) such document is not outstanding pursuant to a request for release of documents and receipt in the form annexed hereto as
Exhibit 2 or Exhibit 3; and (iii) such document was held by the Custodian on behalf of the Lender as applicable, then the Custodian shall with respect to any missing document related to such Medallion Loan including but not limited to, a missing Medallion Loan or Medallion Note, indemnify the Lender and the Borrower in accordance with the succeeding paragraph of this Section 15.

     The Custodian agrees to indemnify and hold the Lender and the Borrower, and their designees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of such Custodial Delivery Failure. The foregoing indemnification shall survive any termination or assignment of the Custodial Agreement.

     The Borrower and the Lender, jointly and severally, agree to indemnify and hold harmless the Custodian and its officers, directors, agents and employees against any and all claims, losses, liabilities, damages or expenses (including, but not limited to, attorneys' fees, court costs and costs of investigation) of any kind or nature whatsoever arising out of or in connection with this Agreement that may be imposed upon, incurred by or asserted against the Custodian, except in each case to the extent arising from the Custodian's willful misfeasance, bad faith or gross negligence. The Borrower shall reimburse the Lender for all amounts paid by the Lender pursuant to this Section 15, immediately upon the Lender's demand therefor. The provisions of this Section 15 shall survive the resignation or removal of the Custodian and the termination of this Agreement.

     Section 15. Limitation of Liability. (a) In connection with the Custodian's timely performance of its obligations and duties hereunder, the Custodian shall not be liable to the Borrower, the Lender, or any other Person with respect to any action taken or not taken by it in the performance of its obligations under this Agreement, other than for any liability arising out of (a) Section 15 or
(b) the Custodian's failure to perform such obligations in accordance with the standard of care set forth in Section 6(a). The obligations of the Custodian shall be determined solely by the express provisions of this Agreement. No representation, warranty, covenant, agreement, obligation or duty of the Custodian shall be implied with respect to this Agreement or the Custodian's services hereunder.

     (b) The Custodian shall be under no duty or obligation to inspect, review or examine the Custodian's Medallion Loan Files to determine that the contents thereof are genuine, enforceable or appropriate for the represented purposes or that they have been actually recorded or that they are other than what they purport to be on their face.

     (c) The Custodian may rely, and shall be protected in acting or refraining to act, upon and need not verify the accuracy of, any written instruction, notice, order, request, direction, certificate, opinion or other instrument or document believed by the Custodian to be genuine and to have been signed and presented by the proper party or parties, which, with respect to the Borrower, the Servicer and the Lender, shall mean signature and presentation by

Authorized Representatives whether such presentation is by personal delivery, express delivery or facsimile.

     (d) Except for the preservation of the Medallion Loan Documents pursuant to the terms of this Agreement, the provisions of this Agreement shall not require the Custodian to expend or risk its own funds or otherwise incur financial liability in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it.

     (e) The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy or perfection of any lien upon, or security interest in, any Medallion Loans or Custodian's Medallion Loan Files purported to be granted at any time to the Lender.

     (f) If the Custodian shall at any time receive conflicting instructions from the Lender and the Borrower with respect to the Custodian's Medallion Loan Files and the conflict between such instructions cannot be resolved by reference to the terms of this Agreement, the Custodian shall be entitled to rely on the instruction of the Lender.

     (g) The Custodian shall have no obligation to monitor or verify whether a Specified Event has occurred or is continuing.

     Section 16. Term of Agreement. This Agreement shall be terminated upon (a) the final payment or other liquidation (or advance with respect thereto) of the last Medallion Loan in the Custodian's Medallion Loan Files, or (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Medallion Loan in the Custodian's Medallion Loan Files, and the final remittance of all funds due the Lender under the Loan and Security Agreement.

     If either of the circumstances described in clause (a) or clause (b) of this Section 17 shall occur, the Borrower and the Lender shall send notice of such occurrence to the Custodian, and the Custodian shall promptly deliver all documents remaining in the Custodian's Medallion Loan Files to, or at the direction of, the Borrower.

     Section 17. Authorized Representatives. The names of the officers of the Borrower and of the Lender who are authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Borrower and on behalf of the Lender ("Authorized Representatives") are set forth on Exhibit 4, along with the specimen signature of each such officer. From time to time, the Borrower and the Lender may, by delivering to the Custodian a revised exhibit, change the information previously given, but the Custodian shall be entitled to rely conclusively on the last exhibit until receipt of a superseding exhibit.

     Section 18. Notices. All demands, notices and communications relating to this Agreement shall be in writing and shall be deemed to have been duly given, by United States mail, facsimile transmission (followed by mail or overnight courier delivery) or by overnight courier, or, if by other means, when received by the other party or parties at the address shown below, or such other address as may hereafter be furnished to the other party or parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

                  The Borrower:

                           Taxi Medallion Loan Trust I
                           437 Madison Avenue
                           New York, New York  10022
                           Attention: President
                           Telecopier No.: 212-328-3654
                           Telephone No.: 212-328-3654

                  The Servicer:

                           Medallion Funding Corp.
                           437 Madison Avenue
                           New York, New York  10022
                           Attention: President
                           Telecopier No.:  212-328-2121
                           Telephone No.:  212-328-2101

                  The Lender:

                           Merrill Lynch Bank USA
                           15 W. South Temple
                           Suite 300
                           Salt Lake City, Utah 84101
                           Attention: Louise Alder
                           Telecopier No.:  801-531-7470
                           Telephone No.:  801-526-8324

                           with a copy to:

                           Merrill Lynch Global Asset Based Finance
                           4 World Financial Center
                           New York, New York  10080
                           Attention:  Joshua Green
                           Telecopier No.:  212-449-6673
                           Telephone No.:  212-449-7330

                  The Custodian:

                           Wells Fargo Bank Minnesota, National Association Sixth and Marquette Avenue
                           MAC N9311-161
                           Minneapolis, Minnesota  55479
                           Attention: Corporate Trust Services/sset-Backed
                                      Administration
                           Telephone: (612) 667-8058
                           Fax Number: (612) 667-3539

     Section 19. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of laws applied in the State of New York.

     Section 20. Assignment. Neither the Borrower nor the Custodian may assign its rights or delegate its obligations under this Agreement without the express written consent of the Lender except as otherwise set forth in this Agreement.

     Section 21. Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original and together shall constitute and be one and the same instrument.

     Section 22. Headings. The Section headings are not part of this Agreement and shall not be used in its interpretation.

     Section 23. Use of Words. The definitions set forth in this Agreement include both the singular and plural.

     Section 24. Transmission of Custodian's Medallion Loan Files. Written instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with transmission of Custodian's Medallion Loan Files and Medallion Loan Documents in the performance of the Custodian's duties hereunder shall be delivered by the Borrower to the Custodian prior to any shipment of any Custodian's Medallion Loan Files and Medallion Loan Documents hereunder. The Borrower will arrange for the provision of such services at its sole cost and expense and will maintain such insurance against loss or damage to Custodian's Medallion Loan Files and Medallion Loan Documents as the Borrower deems appropriate.

     Section 25. No Adverse Interest of Custodian. By execution of this Custodial Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Custodial Agreement shall hold, no adverse interest, by way of security or otherwise, in any Medallion Loan, and hereby waives and releases any such interest which it may have in any Medallion Loan as of the date hereof. The Medallion Loans shall not be subject to any security interest, lien or right to set-off by Custodian or any third party claiming through Custodian, and Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the Medallion Loans.

Section 26. SUBMISSION TO JURISDICTION; WAIVERS. EACH
OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY:

          (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS CUSTODIAL AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

          (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

          (C) AGREES THAT, TO THE EXTENT PERMITTED BY LAW, SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS OF WHICH EACH OF THE OTHER PARTIES HERETO SHALL HAVE BEEN NOTIFIED IN ACCORDANCE WITH SECTION 20 HEREOF; AND

          (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

     Section 27. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS CUSTODIAL AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                            (SIGNATURE PAGE FOLLOWS)

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                        WELLS FARGO MINNESOTA BANK,
                                          NATIONAL ASSOCIATION, as
                                          Custodian

                                        By: /s/ Eileen R. O'Connor
                                            ------------------------------
                                            Name:  Eileen R. O'Connor
                                            Title: Assistant Vice President

                                        MERRILL LYNCH BANK USA, as Lender

                                        By: /s/ David L. Millett
                                            ------------------------------
                                            Name:  David L. Millett
                                            Title: Vice President

                                        TAXI MEDALLION LOAN TRUST I, as Borrower

                                        By: /s/ Andrew Murstein
                                            ------------------------------
                                            Name:  Andrew Murstein
                                            Title: President


                                        MEDALLION FUNDING CORP., as Servicer

                                        By: /s/ Andrew Murstein
                                            ------------------------------
                                            Name:  Andrew Murstein
                                            Title: President

                                        By: /s/ Alvin Murstein
                                            ------------------------------
                                            Name:  Alvin Murstein
                                            Title: Chief Executive Officer

                                                                       EXHIBIT 1
                                                                       ---------

                             MEDALLION LOAN SCHEDULE
                             -----------------------

(i)       Account Number

(ii)      Obligor Name

(iii)     Medallion Funding Corp. Branch

(iv)      Location of Medallion

(v)       Type of Finance

(vi)      Refinance Loan of

(vii)     Pay-off Amount

(viii)    Original Note Balance

(ix)      Date of Medallion Note

(x)       Original Date of Medallion Loan

(xi)      Original Term

(xii)     Monthly Payment or IO (interest only)

(xiii)    Balloon Payment

(xiv)     Approximate Recent Medallion Value Per Auditor

(xv)      Auditor Calculated Loan to Value Orig. Loan

(xvi)     LTV >(over) 80%

(xvii)    Individual or Corporate, if appropriate

(xviii)   Rate Type

(xix)     Rate

(xx)      Part. Loan

(xxi)     Part. Pct.

(xxii)    Number of Medallions as Collateral

(xxiii)   Medallion Value Per Company

(xxiv)    LTV Per Company

(xxv)     LTV > 80%

(xxvi)    LTV Per Auditor

(xxvii)   LTV>80%

(xxviii)  Loan Bal. 4/30/02

(xxix)    PIF Date or Loan Balance at 6/3/02

(xxx)     Per Pay History Date of Last Payment

(xxxi)    Per Pay History Paid to Date

(xxxii)   Our Aging at 6/3/02

(xxxiii)  Loan Application

(xxxiv)   Signed Medallion Note

(xxxv)    Security Agreement

(xxxvi)   Guaranty

(xxxvii)  Credit Review

(xxxviii) MK Michael Kowalsky MR Marie Russo Loan Approval

(xxxix)   Evidence of Filing UCC

(xl)      Additional Collateral Noted As

(xli)     Other Comments

                                                                       EXHIBIT 2
                                                                       ---------

                           RELEASE OF MEDALLION LOANS
                           --------------------------


TO:  Wells Fargo Bank Minnesota, National Association
     MAC N9328-011
     751 Kasota Avenue
     Minneapolis, Minnesota  55414
     Attention:  APS Custody Vault


     The undersigned, in accordance with Section 6(c) of the Custodial Agreement dated as of September 13, 2002 among Merrill Lynch Bank USA, Taxi Medallion Loan Trust I, Medallion Funding Corp. and you, hereby releases all of its lien and interest in the Medallion Loans and related Custodian's Medallion Loan File identified in Schedule A to this Release of Medallion Loans.


                                        MERRILL LYNCH BANK USA

                                        By:
                                            ------------------------------
                                            Name:
                                            Title:
                                            Date:

                                                                       EXHIBIT 3
                                                                       ---------

                  REQUEST FOR RELEASE AND RECEIPT OF DOCUMENTS
                  --------------------------------------------


Wells Fargo Bank Minnesota, National Association
MAC N9328-011
751 Kasota Avenue
Minneapolis, Minnesota  55414
Attention: Eileen O'Connor, Asset Backed Administration

     Re: Custodial Agreement (the "Custodial Agreement") dated as of September 13, 2002 among Merrill Lynch Bank USA ("Lender"), Wells Fargo Bank Minnesota, National Association ("Custodian"), Medallion Funding Corp. ("Servicer") and Taxi Medallion Loan Trust I ("Borrower")

     In connection with the administration of the Medallion Loans held by you as the Custodian for the Lender, we request the release of the (Custodian's Medallion Loan File/specify documents) for the Medallion Loans described in Annex A hereto, for the reason indicated.

Reason for Requesting Documents (check one)

     1.   Medallion Loan Paid in Full

     2.   Medallion Loan in Foreclosure

     3.   Collection of Insurance Proceeds

     4.   Other (explain)

If Item 1 or 2 above is checked, and if all or part of the Custodian's Medallion Loan File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Medallion Loan.

If Item 3 or 4 above is checked, upon our return of all of the above documents to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

The undersigned being a Responsible Officer of the Servicer hereby certifies that:

     (a) after giving effect to the release of the Affected Medallion Loan File described above (i) no Borrowing Base Deficiency will exist, and (ii) no Default has occurred or is continuing;

     (b) the Medallion Loan to which such Affected Medallion Loan File relates satisfies the requirements of the definition of "Affected Medallion Loan"; and

     (c) if such Medallion Loan is an Affected Medallion Loan described in clause (i) or (ii) of the definition of "Specified Event," the full amount owing by the Borrower under the Loan Documents with respect to such Affected Medallion Loan has been deposited into the Collection Account.


                                        MEDALLION FUNDING CORP.

                                        By:_______________________________
                                        Print Name:_______________________
                                        Title:____________________________
                                        Date:_____________________________


                                        By:_______________________________
                                        Print Name:_______________________
                                        Title:____________________________
                                        Date:_____________________________

Acknowledged and Agreed by:

MERRILL LYNCH BANK USA,
as Lender

By:_____________________________________
Print Name:_____________________________
Title:__________________________________
Date:___________________________________


WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION,
as Custodian

By:_____________________________________
Print Name:_____________________________
Title:__________________________________
Date:___________________________________

                                                          ANNEX A TO REQUEST FOR
                                                          ----------------------
                                                             RELEASE AND RECEIPT
                                                             -------------------
                                                                    OF DOCUMENTS
                                                                    ------------

             MEDALLION LOANS FOR WHICH MEDALLION LOAN DOCUMENTS ARE
             ------------------------------------------------------
                            REQUESTED TO BE RELEASED
                            ------------------------


------------------------------- ------------------------- --------------------
  Name and Address of Obligor     Medallion Loan Number     Medallion Number
------------------------------- ------------------------- --------------------

                                                                       EXHIBIT 4
                                                                       ---------

                           Authorized Representatives

                   a) of Medallion Funding Corp. (as Servicer)

Name                                         Specimen Signature
----                                         ------------------

1.     Andrew Murstein
       ---------------------------------
                                             -----------------------------------

2.     Alvin Murstein
       ---------------------------------
                                             -----------------------------------

3.     James E. Jack
       ---------------------------------
                                             -----------------------------------

4.
       ---------------------------------
                                             -----------------------------------

5.
       ---------------------------------
                                             -----------------------------------

6.
       ---------------------------------     -----------------------------------


                 b) of Taxi Medallion Loan Trust I (as Borrower)

Name                                         Specimen Signature
----                                         ------------------

1.     Andrew Murstein
       ---------------------------------
                                             -----------------------------------

2.     Alvin Murstein
       ---------------------------------
                                             -----------------------------------

3.     James E. Jack
       ---------------------------------
                                             -----------------------------------

4.
       ---------------------------------
                                             -----------------------------------

5.
       ---------------------------------
                                             -----------------------------------

6.
       ---------------------------------     -----------------------------------

                    c) of Merrill Lynch Bank USA (as Lender)

Name                                         Specimen Signature
----                                         ------------------

1.
       ---------------------------------
                                             -----------------------------------

2.
       ---------------------------------
                                             -----------------------------------

3.
       ---------------------------------
                                             -----------------------------------

4.
       ---------------------------------     -----------------------------------

      d) of Wells Fargo Bank Minnesota, National Association (as Custodian)

Name                                         Specimen Signature
----                                         ------------------

1.     Eileen R. O'Connor
       ---------------------------------
                                             -----------------------------------

2.     Lori Swanell
       ---------------------------------
                                             -----------------------------------

3.     Steve Naasz
       ---------------------------------
                                             -----------------------------------

4.     Kurt Morgenweck
       ---------------------------------     -----------------------------------

                                                                       EXHIBIT 5
                                                                       ---------

                      CUSTODIAL IDENTIFICATION CERTIFICATE

     On this __ day of ________, 200_, TAXI MEDALLION LOAN TRUST I, the ("Borrower"), under that certain Custodial Agreement, dated as of September 13, 2002 (the "Custodial Agreement"), among the Borrower, WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Custodian, MEDALLION FUNDING CORP. as Servicer, and MERRILL LYNCH BANK USA, as Lender, does hereby instruct the Custodian to hold, in its capacity as Custodian, the Custodian's Medallion Loan Files with respect to the Medallion Loans listed on Attachment A hereto, which Medallion Loans shall be subject to the terms of the Custodial Agreement as of the date hereof.

     Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Custodial Agreement.

     IN WITNESS WHEREOF, the Borrower has caused this Custodial Identification Certificate to be executed and delivered by its duly authorized officer as of the day and year first above written.


Funding Date:  _________________        TAXI MEDALLION LOAN TRUST I

                                        By
                                           ------------------------------
                                        Name:
                                        Title:

                                        By
                                           ------------------------------
                                        Name:
                                        Title:

                                                                    Attachment A
                                                                    ------------
                                                                    to Exhibit 5
                                                                    ------------

                             PLEDGED MEDALLION LOANS

                  [Attach appropriate Medallion Loan Schedules]

                                                                       EXHIBIT 6
                                                                       ---------

                                  TRUST RECEIPT

     Merrill Lynch Bank USA
     15 W. South Temple
     Suite 300
     Salt Lake City, Utah 84101
     Attention: Louise Alder

                                                              ____________, 200_

     Re: Custodial Agreement, dated as of September 13, 2002 (the "Custodial Agreement"), among the Borrower, WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Custodian, MEDALLION FUNDING CORP. as Servicer, and MERRILL LYNCH BANK USA, as Lender
          ---------------------------------------------------------------------

Ladies and Gentlemen:

     In accordance with the provisions of Section 3(e) of the above-referenced Custodial Agreement (capitalized terms not otherwise defined herein having the meanings ascribed to them in the Custodial Agreement), the undersigned, as the Custodian, hereby certifies as to each Medallion Loan described in the accompanying Medallion Loan Schedule and Exception Report all matters (subject to the Exceptions listed therein) set forth in Section 3(c) of the Custodial Agreement.

     The delivery of the attached Medallion Loan Schedule and Exception Report evidences that (i) the Custodian has reviewed all documents required to be delivered in respect of each Medallion Loan listed herein pursuant to Section 2 of the Custodial Agreement, and such documents other than the Exceptions listed herein are in the possession of the Custodian as part of the Custodian's Medallion Loan File for such Medallion Loan, (ii) the Custodian is holding each Medallion Loan identified on the Medallion Loan Schedule and Exception Report, pursuant to the Custodial Agreement, as the bailee of and custodian for the Lender and (iii) such documents have been reviewed by the Custodian and appear on their face to be regular and to relate to such Medallion Loan and satisfy the requirements set forth in Section 2 of the Custodial Agreement and the Review Procedures.

     The Custodian makes no representations as to, and shall not be responsible to verify, (i) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Custodian's Medallion Loan File or (ii) the collectability, insurability, effectiveness or suitability of any such Medallion Loan.

     Each Medallion Loan Schedule and Exception Report covering all Medallion Loans pledged to the Lender, delivered to the Lender by the Custodian shall supersede and cancel the previously delivered Medallion Loan Schedule and Exception Report attached to the Trust Receipt, and shall control and be binding upon the parties hereto.

                                        WELLS FARGO BANK MINNESOTA,
                                        NATIONAL ASSOCIATION, as Custodian

                                        By
                                           ------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT 7
                                                                       ---------


                       FEES AND EXPENSES OF THE CUSTODIAN

                        WELLS FARGO BANK MINNESOTA, N.A.
                             Custodian Fee Schedule


--------------------------------------------------------------------------------
I.       Account Acceptance Fee:                                       $5,000.00
--------------------------------------------------------------------------------

This fee covers all initial services including the examination, execution and delivery of the governing documents, and establishing the necessary records and accounts. Acceptance Fee is not contingent upon transaction closing and is payable no later than the closing date.


--------------------------------------------------------------------------------
II.      Custodian Fees:
--------------------------------------------------------------------------------

     Monthly Administration Fee:                                         $750.00

     Includes maintaining the custody account on the Collateral Online Tracking System, monitoring and maintaining the covenant items of the transaction documents, reporting as necessary on the collateral, making miscellaneous photocopies and sending miscellaneous faxes.

     Deposit and Certification of Loan Files:                              $4.00

     Per file. Includes inventory and review of documents in file and reinstatement of released and rejected files.

     Annual Safekeeping Fee:                                               $2.50

     Per file; billed monthly.

     Final/Trailing Documents:                                             $0.50

     Per occurrence.  Includes filing of documents in the loan file.

     Interfiling/File Consolidation Fee:                                   $1.00

     Per file; assumes the receipt of the loan files are in numerical order.

     Release Request:                                                      $2.00

     Per occurrence; 48 hour turnaround time, excludes shipping expenses.

     This proposal assumes that Wells Fargo is to receive an electronic file schedule prior to or with the shipment of files and that the order of the files and electronic file schedule are consistent. In addition to the above, Wells Fargo is not responsible for all delivery fees pertaining to the shipment of the files to and from Wells Fargo. This fee will be charged monthly in arrears and is due upon receipt.

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III.     Counsel Fee:                                             $6,000.00 est.
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Counsel fees will be billed on an actual basis. The legal fees will cover an outside counsel review of both draft and final documentation, as well as an in-house legal enforceability opinion that the governing documents are valid, binding agreements of the Trustee. Should additional opinions be required, notice will be given in advance concerning the billing of additional amounts.
Any out-of-pockets will be billed in addition to the above. Counsel Fee is not contingent upon transaction closing and is payable no later than the closing date.

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IV.      Miscellaneous:                                           $6,000.00 est.
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The fees set forth above are subject to the review and acceptance of final transaction structure and documentation and are subject to change should circumstances warrant. Additional out-of-pocket expenses may be billed in addition to the above-mentioned fees. Such fees can include, but are not limited to, travel expenses for Trust Officers attending out-of-town closings and due diligence visits. Additional fees may be charged for services not specifically covered in this proposal including litigation, bankruptcy, transition time, and default administration (bond, servicer or other default) and will be assessed in amounts commensurate with the services rendered. Payment of these costs is not contingent upon the transaction closing.


Acknowledged this ______ day of ___________________, 2002.


By: __________________________________________________

                                                                     EXHIBIT 8-A
                                                                     -----------

                             FORM OF BAILMENT LETTER

                              (FLEET NATIONAL BANK)

                                                                     EXHIBIT 8-B
                                                                     -----------

                             FORM OF BAILMENT LETTER

                               (MEDALLION FUNDING)